UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-22673

Registrant Name:	PIMCO Dynamic Income Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	March 31

Date of Reporting Period:	December 31, 2014

Item 1. Schedule of Investments

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

December 31, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 187.6%
BANK LOAN OBLIGATIONS 2.3%
AMPAM Corp.
8.375% due 10/31/2018 †		$9,450	$9,305
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		14,214	14,236
Numericable U.S. LLC
4.500% due 05/21/2020		1,264	1,265
OGX
8.000% due 04/11/2015		625	484
Stockbridge SBE Holdings LLC
13.000% due 05/02/2017		7,600	6,992

Total Bank Loan Obligations (Cost $32,871)			32,282

CORPORATE BONDS & NOTES 34.6%
BANKING & FINANCE 18.2%
AGFC Capital Trust
6.000% due 01/15/2067 (e)		12,900	9,610
Banco Continental SAECA
8.875% due 10/15/2017 (e)		9,100	9,612
Banco do Brasil S.A.
3.875% due 10/10/2022 (e)		12,500	11,500
Cantor Fitzgerald LP
7.875% due 10/15/2019 (e)		9,600	10,536
Cedulas Fondo de Titulizacion de Activos
0.139% due 04/08/2016 (e)	EUR	900	1,085
4.250% due 04/10/2031 (e)		31,700	47,435
Citigroup, Inc.
6.300% due 05/15/2024 (c)		$2,300	2,271
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020 (e)	EUR	15,800	22,745
Credit Suisse
6.500% due 08/08/2023 (e)		$10,700	11,772
Eksportfinans ASA
2.000% due 09/15/2015 (e)		700	702
5.500% due 05/25/2016 (e)		1,700	1,780
5.500% due 06/26/2017 (e)		1,900	2,032
Exeter Finance Corp.
9.750% due 05/20/2019		9,700	9,700
General Electric Capital Corp.
7.125% due 06/15/2022 (c)		10,000	11,675
Jefferies LoanCore LLC
6.875% due 06/01/2020 (e)		4,181	3,836
KGH Intermediate Holdco LLC
8.500% due 08/07/2019 (d)		13,490	13,490
8.500% due 08/08/2019 (d)		4,497	4,497
LBG Capital PLC
6.385% due 05/12/2020 (e)	EUR	15,800	20,137
Navient Corp.
6.000% due 01/25/2017 (e)		$5,000	5,250
Royal Bank of Scotland NV
0.832% due 06/08/2015 (e)	EUR	5,446	6,590
Royal Bank of Scotland PLC
6.934% due 04/09/2018 (e)		7,900	11,041
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (e)		$7,800	6,952
Springleaf Finance Corp.
6.500% due 09/15/2017 (e)		2,300	2,421
6.900% due 12/15/2017 (e)		5,400	5,765
Toll Road Investors Partnership LP
0.000% due 02/15/2045		45,231	9,272
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		3,000	2,708
6.902% due 07/09/2020 (e)		5,400	4,348
6.902% due 07/09/2020		8,300	6,683

			255,445

INDUSTRIALS 11.6%
Aeropuertos Dominicanos Siglo S.A.
9.750% due 11/13/2019		6,500	6,305
Alliance Oil Co. Ltd.
9.875% due 03/11/2015		5,000	4,175

Armored Autogroup, Inc.
9.250% due 11/01/2018 (e)		8,236	8,236
Buffalo Thunder Development Authority
11.000% due 12/09/2022		5,598	4,770
Carolina Beverage Group LLC
10.625% due 08/01/2018 (e)		2,767	2,753
Commercial Vehicle Group, Inc.
7.875% due 04/15/2019 (e)		4,532	4,702
Desarrolladora Homex S.A.B. de C.V.
9.750% due 03/25/2020 ^		5,000	375
Enterprise Inns PLC
6.500% due 12/06/2018	GBP	1,100	1,774
First Data Corp.
7.375% due 06/15/2019 (e)		$5,000	5,275
GCI, Inc.
6.750% due 06/01/2021 (e)		13,162	12,973
Ineos Finance PLC
7.500% due 05/01/2020 (e)		25,980	27,376
Millar Western Forest Products Ltd.
8.500% due 04/01/2021 (e)		5,490	5,710
Mongolian Mining Corp.
8.875% due 03/29/2017		2,300	1,518
Numericable SFR
6.000% due 05/15/2022 (e)		1,700	1,712
OGX Austria GmbH
8.500% due 06/01/2018 ^		16,700	104
Petroleos de Venezuela S.A.
5.500% due 04/12/2037 (e)		7,000	2,443
Pinnacol Assurance
8.625% due 06/25/2034 (d)		10,200	10,807
Pittsburgh Glass Works LLC
8.000% due 11/15/2018 (e)		1,755	1,860
Reynolds Group Issuer, Inc.
6.875% due 02/15/2021 (e)		6,000	6,293
7.875% due 08/15/2019 (e)		9,000	9,506
Rockies Express Pipeline LLC
6.875% due 04/15/2040 (e)		2,492	2,673
Spirit Issuer PLC
5.472% due 12/28/2034 (e)	GBP	12,120	18,607
UCP, Inc.
8.500% due 10/21/2017		$10,600	10,583
Unique Pub Finance Co. PLC
6.542% due 03/30/2021	GBP	6,071	9,788
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.750% due 02/03/2022 ^		$5,000	550
Western Express, Inc.
12.500% due 04/15/2015		2,850	2,693

			163,561

UTILITIES 4.8%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022 (e)		9,700	7,129
4.375% due 09/19/2022		1,000	735
6.000% due 11/27/2023 (e)		23,300	18,640
Gazprom OAO Via Gaz Capital S.A.
7.288% due 08/16/2037		3,000	2,735
NGPL PipeCo LLC
7.768% due 12/15/2037 (e)		13,679	14,226
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022 (e)		4,700	3,525
6.604% due 02/03/2021 (e)		17,300	14,956
VimpelCom Holdings BV
7.504% due 03/01/2022 (e)		7,000	5,775

			67,721

Total Corporate Bonds & Notes (Cost $472,966)			486,727

U.S. GOVERNMENT AGENCIES 2.5%
Fannie Mae
5.751% due 07/25/2041 (a)(e)		12,580	1,412
5.901% due 10/25/2040 (a)(e)		19,105	2,588
6.181% due 12/25/2037 (a)		602	85
6.271% due 03/25/2037 - 04/25/2037 (a)(e)		40,428	6,300
6.331% due 02/25/2037 (a)		438	67
6.351% due 09/25/2037 (a)(e)		1,431	300
6.391% due 06/25/2041 (a)(e)		39,762	6,251
6.481% due 11/25/2036 (a)		344	49
6.551% due 06/25/2037 (a)(e)		1,194	155
6.581% due 10/25/2035 (a)(e)		4,163	742
6.601% due 05/25/2037 (a)(e)		3,385	628
6.811% due 03/25/2038 (a)(e)		3,890	771
6.831% due 02/25/2038 (a)(e)		2,740	435
6.931% due 06/25/2023 (a)(e)		3,183	566
11.994% due 01/25/2041 (e)		5,985	7,322

Freddie Mac
0.750% due 10/25/2020 (a)		96,260	3,453
6.249% due 05/15/2037 (a)		506	65
6.309% due 07/15/2036 (a)(e)		5,096	870
6.419% due 09/15/2036 (a)(e)		1,894	252
6.539% due 04/15/2036 (a)(e)		4,145	609
7.619% due 09/15/2036 (a)(e)		3,156	543
14.083% due 09/15/2041		602	831
16.473% due 09/15/2034		400	477

Total U.S. Government Agencies (Cost $41,404)			34,771

U.S. TREASURY OBLIGATIONS 0.9%
U.S. Treasury Notes
0.250% due 01/15/2015 (e)(g)(i)		12,326	12,326

Total U.S. Treasury Obligations (Cost $12,326)			12,326

MORTGAGE-BACKED SECURITIES 105.3%
Alba PLC
0.820% due 12/15/2038	GBP	11,912	16,321
American Home Mortgage Assets Trust
0.460% due 08/25/2037 ^		$11,753	5,765
0.710% due 11/25/2035 (e)		3,704	3,262
6.250% due 06/25/2037 (e)		11,534	7,885
American Home Mortgage Investment Trust
0.470% due 09/25/2045 (e)		8,910	7,486
1.070% due 02/25/2044		9,739	6,205
BAMLL Re-REMIC Trust
5.383% due 12/15/2016		13,000	13,649
Banc of America Alternative Loan Trust
0.570% due 05/25/2035 ^(e)		1,598	1,254
6.000% due 06/25/2037		678	544
6.000% due 06/25/2046		259	213
Banc of America Funding Trust
0.000% due 06/26/2035		10,469	8,577
0.000% due 07/26/2036		15,300	8,975
0.364% due 08/25/2047 ^		10,906	8,239
0.375% due 04/20/2047 ^(e)		29,274	21,970
0.615% due 02/20/2035		4,612	3,324
2.634% due 03/20/2036 ^(e)		3,679	3,200
2.811% due 01/25/2035		666	326
2.984% due 01/20/2047 ^		416	345
Banc of America Mortgage Trust
2.497% due 10/20/2046 ^		426	276
2.715% due 01/25/2036		1,666	1,517
Banc of America Re-REMIC Trust
5.649% due 02/17/2051		38,264	40,480
Bancaja Fondo de Titulizacion de Activos
0.195% due 10/25/2037	EUR	3,358	3,952
BCAP LLC Trust
2.140% due 07/26/2045		$7,018	6,134
2.354% due 11/26/2035		9,500	8,117
2.680% due 05/26/2036		13,985	10,440
2.995% due 04/26/2037		25,444	14,639
4.621% due 03/26/2035		8,051	7,610
4.899% due 06/26/2047		5,602	4,824
5.220% due 10/26/2035		6,052	5,144
5.349% due 07/26/2035		4,770	3,963
5.500% due 12/26/2035		11,546	9,386
6.000% due 08/26/2037		7,510	6,390
Bear Stearns ALT-A Trust
0.370% due 02/25/2034 (e)		9,894	7,280
5.065% due 09/25/2035 ^(e)		15,069	11,943
BRAD Resecuritization Trust
0.000% due 03/12/2021		30,537	2,558
1.000% due 03/12/2021		5,708	5,390
Celtic Residential Irish Mortgage Securitisation PLC
0.262% due 11/13/2047	EUR	27,497	31,587
0.282% due 03/18/2049		5,300	5,904
0.320% due 04/10/2048		10,136	11,578
0.342% due 12/14/2048		7,704	8,796
Chase Mortgage Finance Trust
2.612% due 03/25/2037 (e)		$5,768	4,862
Citigroup Mortgage Loan Trust, Inc.
2.510% due 03/25/2036 (e)		1,470	1,393
2.673% due 10/25/2035 (e)		11,151	9,935
2.745% due 09/25/2037 ^(e)		9,460	8,499
Countrywide Alternative Loan Trust
0.360% due 09/25/2046 ^(e)		23,061	18,970
0.771% due 12/25/2035 (a)		18,364	497
0.900% due 11/25/2035 (e)		29,737	25,886
0.963% due 11/25/2046 ^(e)		12,119	9,115
1.610% due 12/25/2035 (a)		17,587	1,427
2.773% due 06/25/2047		382	315

5.500% due 02/25/2020		437	433
5.500% due 07/25/2035 (e)		4,003	3,759
5.500% due 11/25/2035 ^		1,311	1,156
5.500% due 12/25/2035 (e)		15,138	13,242
5.500% due 01/25/2036 ^		276	262
5.500% due 04/25/2037 (e)		4,227	3,559
5.750% due 01/25/2036		424	362
5.750% due 01/25/2037 ^(e)		14,161	11,943
5.750% due 04/25/2037 ^(e)		4,774	4,341
6.000% due 06/25/2036 ^(e)		703	636
6.000% due 11/25/2036 ^		755	693
6.000% due 12/25/2036		324	259
6.000% due 01/25/2037 ^(e)		3,558	3,236
6.000% due 02/25/2037 ^		1,271	1,015
6.000% due 04/25/2037 ^(e)		10,330	7,732
6.000% due 05/25/2037 ^(e)		9,930	8,147
6.000% due 07/25/2037 ^(e)		3,798	3,708
6.981% due 07/25/2036 (a)		17,848	5,134
37.983% due 05/25/2037 ^		1,937	3,335
Countrywide Home Loan Mortgage Pass-Through Trust
0.510% due 03/25/2036		3,752	1,991
0.770% due 03/25/2035		312	282
5.000% due 11/25/2035		109	100
5.157% due 06/25/2047 ^(e)		14,528	13,643
5.500% due 12/25/2034		254	226
5.500% due 11/25/2035 ^		132	126
6.000% due 07/25/2037 ^		532	504
6.000% due 08/25/2037		6	6
6.000% due 08/25/2037 (e)		11,996	10,608
6.000% due 01/25/2038 ^		403	367
Credit Suisse Commercial Mortgage Trust
5.467% due 02/15/2039 (e)		12,950	13,473
Credit Suisse Mortgage Capital Certificates
2.201% due 07/26/2049		11,208	8,057
3.022% due 04/26/2035		27,326	22,490
4.363% due 02/27/2047 (e)		76,217	51,266
4.568% due 07/26/2037 (e)		13,784	10,466
5.692% due 04/16/2049 (e)		10,000	10,540
6.500% due 07/26/2036 ^(e)		15,928	9,172
7.000% due 08/26/2036		20,106	9,791
7.000% due 08/27/2036		5,079	3,429
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036 (e)		11,813	9,461
6.500% due 10/25/2021 (e)		6,248	5,476
CSAB Mortgage-Backed Trust
5.500% due 05/25/2037 ^(e)		10,240	9,036
Debussy PLC
5.930% due 07/12/2025	GBP	18,250	28,444
8.250% due 07/12/2025		5,000	7,403
Deutsche ALT-A Securities, Inc.
6.000% due 10/25/2021 ^		$1,672	1,466
Diversity Funding Ltd.
1.414% due 02/10/2046	GBP	5,174	7,742
1.764% due 02/10/2046		1,310	1,624
2.264% due 02/10/2046		1,193	958
2.764% due 02/10/2046		1,170	306
4.014% due 02/10/2046		702	88
4.514% due 02/10/2046 ^		234	0
4.614% due 02/10/2046 ^		247	0
Emerald Mortgages PLC
0.262% due 07/15/2048	EUR	29,396	33,451
First Horizon Alternative Mortgage Securities Trust
2.251% due 08/25/2035 ^		$9,828	2,788
6.931% due 11/25/2036 (a)		2,409	615
First Horizon Mortgage Pass-Through Trust
5.500% due 08/25/2037 ^		1,049	913
Greenpoint Mortgage Funding Trust
0.370% due 12/25/2046 ^		5,067	2,904
GSR Mortgage Loan Trust
2.693% due 11/25/2035		374	341
6.500% due 08/25/2036 ^		1,531	1,279
HarborView Mortgage Loan Trust
0.354% due 01/19/2038		23	20
0.404% due 03/19/2036 (e)		25,023	18,526
0.414% due 01/19/2036 (e)		12,897	8,970
0.815% due 06/20/2035 (e)		15,440	13,707
1.065% due 06/20/2035 (e)		3,506	2,951
Impac CMB Trust
0.890% due 10/25/2034		455	400
Impac Secured Assets Trust
0.280% due 05/25/2037		26	19
IndyMac Mortgage Loan Trust
0.370% due 11/25/2046 (e)		6,924	4,814
0.420% due 02/25/2037		4,700	2,798
0.470% due 07/25/2036		954	770
2.735% due 02/25/2035		683	589

2.761% due 06/25/2037 ^(e)		8,023	5,944
4.723% due 03/25/2037		97	87
JPMorgan Alternative Loan Trust
0.370% due 06/25/2037 (e)		48,107	29,926
3.049% due 11/25/2036 ^(e)		9,521	9,292
5.960% due 12/25/2036 (e)		10,000	8,227
6.310% due 08/25/2036 (e)		4,987	3,952
JPMorgan Chase Commercial Mortgage Securities Trust
1.757% due 06/15/2045 (a)(e)		61,692	4,828
JPMorgan Mortgage Trust
2.539% due 06/25/2037 ^(e)		8,982	8,150
5.000% due 04/25/2037 ^(e)		7,777	6,780
5.883% due 10/25/2036		2,170	2,024
KGS Alpha SBA Trust
1.045% due 04/25/2038		6,346	297
Lavender Trust
5.500% due 09/26/2035		7,112	5,800
6.000% due 11/26/2036		16,765	11,791
LB Commercial Mortgage Trust
5.903% due 07/15/2044 (e)		10,913	11,887
LB-UBS Commercial Mortgage Trust
0.539% due 02/15/2040 (a)(e)		210,327	2,545
5.452% due 09/15/2039 (e)		7,751	8,156
Lehman Mortgage Trust
5.500% due 11/25/2035		152	145
6.000% due 08/25/2036		1,758	1,495
6.000% due 09/25/2036 ^		1,271	1,046
6.500% due 09/25/2037 ^(e)		8,319	7,235
7.250% due 09/25/2037 ^(e)		41,961	24,187
Lehman XS Trust
0.435% due 07/25/2037		30,049	9,959
0.655% due 07/25/2047		4,483	1,927
MASTR Adjustable Rate Mortgages Trust
0.370% due 05/25/2047 (e)		29,685	23,516
0.510% due 05/25/2047 ^		5,643	3,154
MASTR Alternative Loan Trust
0.520% due 03/25/2036 (e)		25,984	7,370
0.570% due 03/25/2036		33,208	9,529
MASTR Asset Securitization Trust
5.343% due 11/25/2033		475	56
Morgan Stanley Re-REMIC Trust
2.510% due 07/26/2035		26,634	20,525
2.611% due 01/26/2035		11,082	9,461
2.611% due 02/26/2037		6,285	5,248
5.205% due 09/26/2035		4,998	4,399
6.000% due 04/26/2036		7,969	7,021
Newgate Funding PLC
0.760% due 12/15/2050	GBP	2,200	2,859
1.332% due 12/15/2050	EUR	2,645	3,040
1.582% due 12/15/2050		5,049	5,514
1.810% due 12/15/2050	GBP	3,991	5,909
Nomura Asset Acceptance Corp.
6.347% due 03/25/2047 (e)		$27,083	27,551
NovaStar Mortgage Funding Trust
0.360% due 09/25/2046 (e)		942	806
RBSSP Resecuritization Trust
2.089% due 07/26/2045		20,150	16,975
2.707% due 05/26/2037		13,252	9,844
3.850% due 02/26/2036 (e)		9,866	6,808
4.922% due 11/21/2035 ^(e)		17,757	14,885
5.791% due 11/26/2035 ^(e)		29,882	19,678
6.000% due 03/26/2036 ^		9,094	7,587
Residential Accredit Loans, Inc. Trust
0.350% due 07/25/2036 (e)		13,188	8,748
0.360% due 05/25/2037 (e)		27,783	23,360
1.113% due 01/25/2046 (e)		11,370	8,167
4.369% due 01/25/2036 (e)		1,486	1,148
6.000% due 08/25/2035		1,423	1,327
6.000% due 06/25/2036 ^		2,675	2,217
6.000% due 06/25/2036		709	587
6.000% due 08/25/2036 (e)		10,313	8,283
7.000% due 10/25/2037 (e)		18,938	16,146
Residential Asset Securitization Trust
5.500% due 07/25/2035		1,613	1,475
6.250% due 08/25/2037		5,090	2,997
Residential Funding Mortgage Securities, Inc. Trust
5.811% due 08/25/2036 (e)		4,548	4,112
5.850% due 11/25/2035 ^		402	387
6.000% due 04/25/2037 ^		3,252	2,893
Sequoia Mortgage Trust
0.535% due 07/20/2036		2,081	1,529
1.365% due 10/20/2027		1,335	1,110
Southern Pacific Securities PLC
4.057% due 12/10/2042	GBP	2,722	3,905
Structured Adjustable Rate Mortgage Loan Trust
2.699% due 04/25/2047 (e)		$4,637	3,695

4.403% due 08/25/2036 (e)	5,323	3,107
4.488% due 02/25/2037 (e)	14,632	11,138
5.081% due 07/25/2035 ^	1,624	1,412
Structured Asset Mortgage Investments Trust
0.340% due 03/25/2037 ^	3,600	995
0.360% due 07/25/2046 (e)	28,827	23,255
Suntrust Alternative Loan Trust
0.520% due 04/25/2036 ^(e)	25,406	10,564
SunTrust Alternative Loan Trust
6.981% due 04/25/2036 (a)	6,867	2,103
TBW Mortgage-Backed Trust
5.800% due 03/25/2037 (e)	14,530	7,730
6.120% due 03/25/2037 (e)	13,337	7,091
6.500% due 07/25/2036 (e)	26,991	15,545
WaMu Mortgage Pass-Through Certificates Trust
0.590% due 06/25/2044 (e)	424	395
0.863% due 06/25/2047 ^(e)	14,994	5,301
0.923% due 07/25/2047 (e)	33,605	28,598
0.993% due 10/25/2046	782	641
1.093% due 07/25/2046	2,854	2,440
1.113% due 02/25/2046	97	92
1.913% due 07/25/2047 ^(e)	1,297	964
4.294% due 03/25/2037 ^(e)	8,068	7,394
4.462% due 02/25/2037 ^	557	511
Washington Mutual Mortgage Pass-Through Certificates Trust
0.410% due 01/25/2047 ^(e)	18,272	12,785
0.770% due 07/25/2036 (e)	12,576	7,635
6.000% due 04/25/2037 ^(e)	7,186	6,234
Wells Fargo Alternative Loan Trust
2.590% due 07/25/2037 (e)	8,979	7,603
5.750% due 07/25/2037	1,082	987
Wells Fargo Mortgage Loan Trust
5.588% due 04/27/2036	28,600	26,197
Wells Fargo Mortgage-Backed Securities Trust
2.609% due 10/25/2035	899	905
6.000% due 07/25/2036	548	551
6.000% due 09/25/2036	1,099	1,070
6.000% due 04/25/2037 (e)	355	345
6.000% due 06/25/2037	827	839
6.000% due 08/25/2037	1,834	1,813

Total Mortgage-Backed Securities (Cost $1,224,977)		1,479,436

ASSET-BACKED SECURITIES 24.5%
Asset-Backed Funding Certificates Trust
1.220% due 03/25/2034	2,158	1,725
Bear Stearns Asset-Backed Securities Trust
0.720% due 06/25/2036 (e)	8,346	7,169
2.536% due 10/25/2036	2,079	1,570
Bombardier Capital Mortgage Securitization Corp.
7.440% due 12/15/2029 (e)	2,750	1,621
Citigroup Mortgage Loan Trust, Inc.
5.469% due 03/25/2036 ^	3,330	2,466
5.653% due 05/25/2036 ^	716	478
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031 (e)	9,769	7,705
7.970% due 05/01/2032 (e)	16,914	11,406
8.200% due 05/01/2031 (e)	28,956	23,773
9.163% due 03/01/2033 (e)	9,740	8,883
Conseco Financial Corp.
7.060% due 02/01/2031 (e)	7,000	7,167
Countrywide Asset-Backed Certificates
0.340% due 06/25/2047 (e)	14,336	12,857
0.370% due 04/25/2036 (e)	5,141	4,666
0.430% due 01/25/2046 ^	17,449	4,996
0.590% due 06/25/2036 ^	2,438	592
1.550% due 12/25/2032	2,146	1,987
4.835% due 02/25/2036	812	805
5.157% due 07/25/2036	2,339	2,270
5.505% due 04/25/2036	2,228	2,207
5.588% due 08/25/2036 (e)	2,346	2,304
Countrywide Asset-Backed Certificates Trust
0.410% due 03/25/2047	8,000	4,241
0.970% due 03/25/2033	28	26
5.297% due 10/25/2046 ^(e)	470	370
Countrywide Home Equity Loan Trust
5.657% due 03/25/2034	2,590	4,030
Credit-Based Asset Servicing and Securitization LLC
5.453% due 10/25/2036 (e)	10,800	10,576
EMC Mortgage Loan Trust
0.620% due 12/25/2042	200	190
0.640% due 04/25/2042 (e)	10,533	9,554
2.420% due 04/25/2042	2,813	1,713
GMAC Mortgage Corp. Home Equity Loan Trust
6.249% due 12/25/2037 (e)	8,441	8,163

GSAA Home Equity Trust
6.205% due 03/25/2046 ^(e)		3,416	3,393
GSAMP Trust
2.045% due 06/25/2034		2,719	2,289
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
7.625% due 12/25/2031		1,512	527
Lehman XS Trust
5.435% due 06/24/2046 (e)		8,971	7,660
Long Beach Mortgage Loan Trust
1.220% due 02/25/2034		241	232
MASTR Asset-Backed Securities Trust
0.320% due 03/25/2036 (e)		10,417	7,192
0.550% due 01/25/2036		400	287
Morgan Stanley Home Equity Loan Trust
0.400% due 04/25/2037 (e)		38,843	25,225
Oakwood Mortgage Investors, Inc.
5.920% due 06/15/2031		9,193	4,586
6.610% due 06/15/2031		5,611	3,092
7.400% due 07/15/2030		24,461	16,411
7.405% due 06/15/2031		7,289	4,454
7.840% due 11/15/2029 (e)		5,241	5,457
8.490% due 10/15/2030		1,903	353
Popular ABS Mortgage Pass-Through Trust
1.420% due 08/25/2035		3,663	3,084
4.600% due 07/25/2035 (e)		12,633	10,544
Renaissance Home Equity Loan Trust
0.670% due 12/25/2033		34	34
Residential Asset Mortgage Products Trust
1.130% due 04/25/2034 (e)		11,872	10,212
Residential Asset Securities Corp. Trust
0.330% due 06/25/2036 (e)		6,438	6,195
0.410% due 08/25/2036		11,000	6,824
Sorin Real Estate CDO Ltd.
0.763% due 10/28/2046		7,400	4,810
Soundview Home Loan Trust
0.450% due 06/25/2037 (e)		11,517	6,937
South Coast Funding Ltd.
0.491% due 01/06/2041		5,589	1,878
0.491% due 01/06/2041 (e)		184,622	62,033
Structured Asset Securities Corp.
6.152% due 05/25/2032 ^		7,812	3,900
Vanderbilt Acquisition Loan Trust
7.330% due 05/07/2032 (e)		1,412	1,537

Total Asset-Backed Securities (Cost $290,671)			344,656

SOVEREIGN ISSUES 6.4%
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2045	BRL	11,274	4,155
6.000% due 08/15/2050		234,995	86,583

Total Sovereign Issues (Cost $95,293)			90,738

	SHARES
COMMON STOCKS 0.6%
FINANCIALS 0.0%
EME Reorganization Trust		5,207,199	135

UTILITIES 0.6%
PPL Corp.		245,814	8,931

Total Common Stocks (Cost $8,800)			9,066

PREFERRED SECURITIES 0.3%
BANKING & FINANCE 0.3%
AgriBank FCB
6.875% due 01/01/2024 (c)		36,000	3,786

Total Preferred Securities (Cost $3,600)			3,786

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 10.2%
SHORT-TERM NOTES 8.6%
Fannie Mae
0.051% due 03/03/2015	$6,300	6,300
0.066% due 05/01/2015	14,500	14,497
0.142% due 06/01/2015	10,500	10,496
Federal Home Loan Bank
0.041% due 01/28/2011	22,700	22,699
0.051% due 01/09/2015	31,963	31,962
0.089% due 02/18/2015	1,500	1,500
0.091% due 02/18/2015	200	200
0.094% due 03/04/2015	500	500
0.096% due 03/04/2015	400	400
0.122% due 05/08/2015	11,100	11,098
Freddie Mac
0.071% due 04/08/2015	3,300	3,300
0.107% due 03/17/2015	300	300
0.117% due 04/15/2015	12,100	12,099
0.132% due 06/09/2015	5,700	5,698

		121,049

U.S. TREASURY BILLS 1.6%
0.031% due 01/02/2015 - 04/23/2015 (b)(e)(g)(i)	22,081	22,080

Total Short-Term Instruments (Cost $143,119)		143,129

Total Investments in Securities (Cost $2,326,027)		2,636,917

Total Investments 187.6% (Cost $2,326,027)		$2,636,917
Financial Derivative Instruments (f)(h) 0.0% (Cost or Premiums, net $(26,210))		69
Other Assets and Liabilities, net (87.6%)		(1,231,641)

Net Assets Applicable to Common Shareholders 100.0%		$1,405,345

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

†	All or a portion of this security is owned by PDILS I LLC, which is a 100% owned subsidiary of the Fund.

^	Security is in default.

(a)	Interest only security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)	Restricted Securities:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/07/2019	08/07/2014	$13,236	$13,490	0.96%
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	4,497	4,497	0.32%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	10,200	10,807	0.77%

				$27,933	$28,794	2.05%

Borrowings and Other Financing Transactions

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date		Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
BCY	0.550%	08/22/2014	04/14/2016		$(5,250)	$(5,261)
	0.650%	11/06/2014	02/06/2015		(7,823)	(7,831)
	0.750%	12/09/2014	03/10/2015		(8,334)	(8,338)
	0.800%	11/17/2014	02/17/2015		(2,893)	(2,896)
	0.800%	11/18/2014	02/18/2015		(633)	(634)
	0.833%	11/14/2014	02/17/2015		(2,209)	(2,212)
	0.850%	12/15/2014	03/16/2015		(7,028)	(7,031)
	1.425%	07/22/2014	01/22/2015		(33,936)	(34,156)
	1.427%	07/23/2014	01/23/2015		(27,292)	(27,468)
	1.429%	09/05/2014	03/05/2015		(5,094)	(5,118)
	1.429%	09/24/2014	03/24/2015		(18,784)	(18,859)
	1.431%	09/29/2014	03/30/2015		(2,685)	(2,695)
	1.436%	07/30/2014	01/30/2015		(4,264)	(4,291)
	1.582%	11/06/2014	02/06/2015		(8,035)	(8,055)
	1.582%	11/19/2014	02/19/2015		(20,151)	(20,190)
	1.583%	11/24/2014	02/24/2015		(5,487)	(5,496)
	1.583%	11/28/2014	03/02/2015		(7,721)	(7,733)
	1.676%	11/20/2014	05/20/2015		(7,947)	(7,963)
	1.679%	12/08/2014	06/08/2015		(5,105)	(5,111)
	1.694%	12/22/2014	06/22/2015		(16,964)	(16,973)
BOS	1.433%	11/12/2014	02/12/2015		(14,511)	(14,540)
	1.433%	11/25/2014	02/25/2015		(5,973)	(5,982)
	1.732%	11/20/2014	05/20/2015		(23,318)	(23,366)
BPG	1.489%	12/11/2014	03/11/2015		(9,292)	(9,300)
	1.532%	11/24/2014	02/24/2015		(5,704)	(5,713)
BRC	0.650%	11/04/2014	02/04/2015		(15,257)	(15,273)
	0.650%	11/21/2014	02/23/2015		(8,696)	(8,703)
	0.750%	10/08/2014	01/08/2015		(6,680)	(6,692)
	0.750%	10/22/2014	01/22/2015		(19,680)	(19,710)
	0.750%	10/29/2014	01/29/2015		(8,888)	(8,900)
DBL	1.505%	11/28/2014	01/05/2015		(2,744)	(2,748)
	1.973%	10/29/2014	04/29/2015		(29,781)	(29,887)
FOB	1.499%	11/04/2014	01/05/2015		(4,015)	(4,025)
	1.602%	12/08/2014	02/09/2015		(16,511)	(16,529)
	1.604%	11/17/2014	01/20/2015		(9,293)	(9,312)
	1.604%	11/24/2014	01/26/2015		(17,959)	(17,990)
	1.605%	12/01/2014	02/02/2015		(1,143)	(1,145)
	1.614%	01/05/2015	03/05/2015		(4,028)	(4,028)
	1.631%	10/23/2014	01/23/2015		(58,500)	(58,688)
JML	0.450%	10/17/2014	01/19/2015	EUR	(4,887)	(5,919)
JPS	1.493%	12/18/2014	03/18/2015		$(7,260)	(7,265)
MSC	1.100%	10/15/2014	01/15/2015		(11,585)	(11,613)
	1.150%	10/15/2014	01/15/2015		(6,992)	(7,010)
RBC	0.700%	09/16/2014	03/16/2015		(6,807)	(6,821)
	0.700%	09/18/2014	03/18/2015		(21,834)	(21,879)
	0.700%	09/22/2014	03/23/2015		(8,718)	(8,735)
	0.700%	10/14/2014	03/25/2015		(2,020)	(2,023)
	0.700%	11/28/2014	03/16/2015		(4,346)	(4,349)
	0.750%	11/12/2014	05/12/2015		(1,591)	(1,593)
	1.330%	09/23/2014	03/24/2015		(11,208)	(11,250)
	1.425%	05/14/2014	05/14/2015		(64,296)	(64,889)
RDR	0.600%	12/16/2014	06/15/2015		(10,203)	(10,206)
	0.680%	10/28/2014	04/24/2015		(1,028)	(1,029)
	0.680%	10/28/2014	04/28/2015		(11,210)	(11,224)
	0.680%	11/06/2014	05/06/2015		(4,284)	(4,289)
	0.680%	11/12/2014	05/12/2015		(5,869)	(5,875)
	1.230%	10/22/2014	01/22/2015		(6,291)	(6,306)
	1.320%	10/07/2014	04/07/2015		(37,910)	(38,031)
	1.320%	10/22/2014	04/22/2015		(1,812)	(1,817)
	1.330%	07/28/2014	01/28/2015		(13,145)	(13,222)
	1.330%	08/25/2014	02/25/2015		(2,948)	(2,962)
	1.330%	11/06/2014	05/06/2015		(19,928)	(19,970)
	1.330%	11/12/2014	05/12/2015		(46,222)	(46,309)
	1.330%	11/21/2014	05/21/2015		(20,160)	(20,191)
	1.330%	11/28/2014	05/28/2015		(13,802)	(13,820)
	1.330%	12/01/2014	06/01/2015		(8,866)	(8,876)
	1.340%	12/11/2014	06/11/2015		(11,846)	(11,856)
SBI	0.981%	10/22/2014	01/22/2015		(23,508)	(23,554)
	0.982%	10/22/2014	01/22/2015		(14,785)	(14,814)
	1.079%	12/04/2014	06/04/2015		(9,024)	(9,032)
SOG	0.650%	10/23/2014	01/23/2015		(1,637)	(1,639)
	0.650%	12/04/2014	03/04/2015		(3,816)	(3,818)
	0.690%	12/04/2014	03/04/2015		(4,905)	(4,908)
	1.481%	11/24/2014	02/24/2015		(11,408)	(11,426)
	1.482%	11/07/2014	02/09/2015		(6,150)	(6,164)
	1.483%	10/24/2014	01/26/2015		(18,062)	(18,114)
	1.483%	11/26/2014	02/26/2015		(16,673)	(16,698)
	1.685%	12/08/2014	06/08/2015		(17,523)	(17,544)
	1.689%	12/15/2014	06/15/2015		(29,620)	(29,645)
UBS	0.450%	10/23/2014	01/23/2015	EUR	(36,878)	(44,664)
	0.450%	12/02/2014	02/02/2015		$(12,575)	(12,580)
	0.460%	11/03/2014	02/03/2015	EUR	(15,579)	(18,866)
	0.550%	10/23/2014	01/23/2015		(17,435)	(21,120)
	0.580%	12/02/2014	02/02/2015		$(15,342)	(15,350)
	0.600%	10/15/2014	04/15/2015		(4,493)	(4,499)
	0.600%	10/23/2014	01/23/2015	EUR	(8,169)	(9,897)
	0.600%	12/23/2014	03/23/2015		$(4,815)	(4,816)
	0.620%	12/18/2014	03/18/2015		(12,647)	(12,650)
	0.650%	10/14/2014	01/14/2015		(1,874)	(1,877)
	0.650%	12/23/2014	03/23/2015		(14,438)	(14,441)
	1.150%	10/16/2014	01/16/2015	GBP	(10,702)	(16,722)
	1.574%	10/06/2014	04/06/2015		$(3,173)	(3,185)

Total Reverse Repurchase Agreements						$(1,168,194)

(1)	The average amount of borrowings while outstanding during the period ended December 31, 2014 was $1,187,853 at a weighted average interest rate of 1.004%.

(e)	Securities with an aggregate market value of $1,473,994 and cash of $10,299 have been pledged as collateral under the terms of master agreements as of December 31, 2014.

(f)	Financial Derivative Instruments: Exchange-traded or Centrally Cleared

Swap Agreements:

Interest Rate Swaps

							Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	12/18/2018	$219,300	$(3,857)	$(1,616)	$0	$(94)
Receive	3-Month USD-LIBOR	4.000%	06/20/2022	134,000	(18,140)	8,076	0	(155)
Pay	3-Month USD-LIBOR	3.000%	06/18/2024	128,000	8,461	6,912	140	0
Receive	3-Month USD-LIBOR	2.750%	03/20/2043	102,200	(1,870)	(3,918)	0	(135)
Receive	3-Month USD-LIBOR	3.750%	06/18/2044	23,200	(5,213)	(5,161)	0	(38)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044	44,200	(7,640)	(5,032)	0	(69)

					$(28,259)	$(739)	$140	$(491)

Total Swap Agreements					$(28,259)	$(739)	$140	$(491)

(g)	Securities with an aggregate market value of $13,936 and cash of $1,993 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014.

(h)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	01/2015	BRL	4,323		$1,627	$1	$0
	01/2015		$1,650	BRL	4,323	0	(23)
	01/2015		1,380	GBP	880	0	(8)
	07/2015	BRL4	,323		$1,563	17	0
BPS	01/2015		116,729		44,928	1,015	0
	01/2015		$44,420	BRL	116,729	0	(507)
	07/2015	BRL	59,919		$21,840	404	0
BRC	01/2015		6,813		2,884	321	0
	01/2015		$2,565	BRL	6,813	0	(2)
CBK	01/2015	BRL	19,574		$8,291	927	0
	01/2015		$7,369	BRL	19,574	0	(6)
DUB	01/2015	BRL	17,193		$6,689	221	0
	01/2015		$6,473	BRL	17,193	0	(5)
	02/2015		3,381		8,941	0	(43)
FBF	01/2015	BRL	51,772		$21,933	2,457	0
	01/2015		$19,491	BRL	51,772	0	(15)
GLM	01/2015	BRL	117,652		$45,207	947	0
	01/2015		$45,233	BRL	117,652	0	(973)
	01/2015		116,816	EUR	95,877	0	(801)
	02/2015	EUR	95,877		$116,851	799	0
	07/2015	BRL	117,652		42,900	809	0
JPM	01/2015		79,074		29,777	30	0
	01/2015		$30,726	BRL	79,074	0	(979)
	01/2015		968	EUR	781	0	(23)
	07/2015	BRL	79,074		$29,093	804	0
MSB	01/2015		4,574		1,942	222	0
	01/2015	EUR	96,658		120,121	3,160	0
	01/2015	GBP	1,829		2,866	16	0
	01/2015		$1,722	BRL	4,574	0	(1)
	01/2015		91,513	GBP	59,022	478	0
	02/2015	GBP	59,022		$91,491	0	(479)
	02/2015		$1,087	GBP	698	1	0
RBC	01/2015	GBP	59,063		$92,737	683	0
UAG	01/2015	BRL	23,022		9,913	1,252	0
	01/2015		$8,667	BRL	23,022	0	(7)
	01/2015		1,546	GBP	990	0	(3)
	02/2015	BRL	10,354		$3,927	62	0

Total Forward Foreign Currency Contracts						$14,626	$(3,875)

Swap Agreements:

Credit Default Swaps on Credit Indices - Sell Protection (1)

							Swap Agreements, at Value (3)
Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation	Asset	Liability
FBF	ABX.HE.AA.6-2 Index	0.170%	05/25/2046	$31,246	$(27,770)	$15,277	$0	$(12,493)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date		Notional Amount	Premiums (Received)	Unrealized (Depreciation)	Asset	Liability
GLM	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	9,900	$(14)	$(18)	$0	$(32)

Total Return Swaps on Convertible Securities

									Swap Agreements, at Value
Counterparty	Pay/Receive	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized Appreciation	Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	0	Not Applicable, Fully Funded	02/11/2015	$878	$878	$586	$1,464	$0
	Receive	OGX Petroleo e Gas Participaceos S.A.	0	Not Applicable, Fully Funded	04/11/2015	696	696	34	730	0
							$1,574	$620	$2,194	$0

Total Swap Agreements							$(26,210)	$15,879	$2,194	$(12,525)

(i)	Securities with an aggregate market value of $10,005 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$31,798	$484	$32,282
Corporate Bonds & Notes
Banking & Finance	0	227,758	27,687	255,445
Industrials	0	137,401	26,160	163,561
Utilities	0	67,721	0	67,721
U.S. Government Agencies	0	34,771	0	34,771
U.S. Treasury Obligations	0	12,326	0	12,326
Mortgage-Backed Securities	0	1,430,711	48,725	1,479,436
Asset-Backed Securities	0	344,656	0	344,656
Sovereign Issues	0	90,738	0	90,738
Common Stocks
Financials	135	0	0	135
Utilities	8,931	0	0	8,931

Preferred Securities
Banking & Finance	0	3,786	0	3,786

Short-Term Instruments
Short-Term Notes	0	121,049	0	121,049
U.S. Treasury Bills	0	22,080	0	22,080

Total Investments	$9,066	$2,524,795	$103,056	$2,636,917

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	140	0	140
Over the counter	0	14,626	2,194	16,820
	$0	$14,766	$2,194	$16,960

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(491)	0	(491)
Over the counter	0	(16,400)	0	(16,400)
	$0	$(16,891)	$0	$(16,891)

Totals	$9,066	$2,522,670	$105,250	$2,636,986

There were no significant transfers between Level 1 and 2 during the period ended December 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2014 (2)
Investments in Securities, at Value
Bank Loan Obligations	$17,675	$518	$0	$125	$0	$(1,536)	$0	$(16,298)	$484	$(111)
Corporate Bonds & Notes
Banking & Finance	0	27,245	(113)	42	2	511	0	0	27,687	511
Industrials	1,253	25,529	0	2	0	(520)	0	(104)	26,160	628
Mortgage-Backed Securities	8,701	16,110	(8,915)	55	111	(214)	40,480	(7,603)	48,725	(127)
Asset-Backed Securities	80,338	43,344	(83,480)	1,655	6,443	15,611	0	(63,911)	0	0

	$107,967	$112,746	$(92,508)	$1,879	$6,556	$13,852	$40,480	$(87,916)	$103,056	$901
Financial Derivative Instruments - Assets
Over the counter	898	0	0	0	0	1,296	0	0	2,194	1,296

Totals	$108,865	$112,746	$(92,508)	$1,879	$6,556	$15,148	$40,480	$(87,916)	$105,250	$2,197

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$484	Third Party Vendor	Broker Quote	77.50
Corporate Bonds & Notes
Banking & Finance	17,987	Discounted Cash Flows	Credit rating	B-BBB
			OAS Spread	600 - 950bps
			Yield	8.75 - 9.75
	9,700	Market Comparable Companies	Credit rating	B-BB
			Net Debt to Equity Ratio	8 - 10x
			Yield	8.00 - 10.00
Industrials	21,390	Benchmark Pricing	Base Price	100.00 - 102.67
	4,770	Other Valuation Techniques (3)	—	—
Mortgage-Backed Securities	45,870	Benchmark Pricing	Base Price	94.90 - 105.75
	2,855	Other Valuation Techniques (3)	—	—
Financial Derivative Instruments - Assets
Over the counter	1,464	Other Valuation Techniques (3)	—	—
Over the counter	730	Indicative Market Quotation	Broker Quote	104.93

Total	$105,250

(1)	Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(2)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.
(3)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

†	All or a portion of this security is owned by PDILS I LLC, which is a 100% owned subsidiary of the Fund.

See Accompanying Notes

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

PDILS I LLC (the “Subsidiary”), a Delaware limited liability company, was formed as a wholly owned subsidiary of PIMCO Dynamic Income Fund for purposes of serving as an investment vehicle for the Fund to effect certain investments for the Fund consistent with PIMCO Dynamic Income Fund’s investment objectives and policies in effect from time to time. PIMCO Dynamic Income Fund’s investment portfolio has been consolidated and includes the portfolio holdings of both PIMCO Dynamic Income Fund and the Subsidiary. Accordingly, the consolidated financial statements include the accounts of PIMCO Dynamic Income Fund and the Subsidiary. All inter-company transactions and balances have been eliminated. As of the date of this report, the only asset held by the Subsidiary was the AMPAM Parks Mechanical, Inc. senior loan, as reflected in PIMCO Dynamic Income Fund’s Consolidated Schedule of Investments. This structure was established so that the loan could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiary to the PIMCO Dynamic Income Fund (amounts in thousands).

Date of Formation	Fund Net Assets	Subsidiary Net Assets	% of Fund Net Assets
03/12/2013	1,405,345	9,310	0.7%

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Fund. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Fund’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the investment manager (the “Manager”). The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager, PIMCO, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manger monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the portfolio manager’s expectation of principal and interest payments, fees and costs, and other unobservable inputs which may include credit rating, yield and option adjusted spread (“OAS”) of a security. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable companies valuation estimates fair value by using an internal model that utilizes comparable companies’ inputs such as the company’s credit rating, debt to equity ratios, market multiples derived from earnings before interest, taxes, depreciation and amortization (“EBITDA”), manager assumptions regarding such comparable companies and requested non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of December 31, 2014, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ Appreciation (1)
$2,326,027	$376,086	$(65,196)	$310,890

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are typically attributable to wash sale loss deferrals, straddle loss deferrals, swap contracts, sale-buyback transactions, and accelerated recognition of unrealized gain on certain futures and forward contracts for federal income tax purposes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	FBF	Credit Suisse International	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	FOB	Credit Suisse Securities (USA) LLC	RDR	RBC Dain Rausher, Inc.
BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	SBI	Citigroup Global Markets Ltd.
BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc	SOG	Societe Generale
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	UBS	UBS Securities LLC
DBL	Deutsche Bank AG London	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CDO	Collateralize d Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit

Item 2. Controls and Procedures

(a) The registrant’s President, Principal Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Dynamic Income Fund

By:	/s/ Peter G. Strelow
Peter G. Strelow President, Principal Executive Officer

Date: February 27, 2015

By:	/s/ William G. Galipeau
William G. Galipeau, Treasurer, Principal Financial & Accounting Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow, President, Principal Executive Officer

Date: February 27, 2015

By:	/s/ William G. Galipeau
William G. Galipeau, Treasurer, Principal Financial & Accounting Officer

Date: February 27, 2015